                                   FORM 8-A

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                        Centillium Communications, Inc.
                        -------------------------------
            (Exact name of Registrant as specified in its charter)

               Delaware                                 94-3263530
               ---------                                ----------
(State of incorporation or organization)          (IRS Employer I.D. No.)

                  7211 Lakeview Boulevard, Fremont, CA  94538
                  -------------------------------------------
                   (Address of principal executive offices)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [_]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates (if applicable): 333-30772

Securities to be registered pursuant to Section 12(b) of the Act:

                                     None
                                     ----

Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, $.001 par value per share
                    ---------------------------------------
                               (Title of Class)
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Item 1.  Description of Registrant Securities to be Registered
         -----------------------------------------------------

         Incorporated by reference to pages 48 through 50 of the Preliminary Prospectus contained in Registrant's Registration Statement on Form S-1, as amended, originally filed on February 18, 2000 (the "S-1 Registration Statement").

Item 2.  Exhibits
         --------


         The following exhibits are filed as a part of this registration statement:

         1.*      Specimen certificate for Registrant's Common Stock;

         2.** Certificate of Incorporation of the Registrant, as currently in effect;

         3.*** Amended and Restated Certificate of Incorporation of the Registrant to be filed upon completion of the offering;

         4.****   Bylaws of the Registrant, as currently in effect;

         5.***** Bylaws of the Registrant as in effect upon completion of the offering;

         6.****** Second Amended and Restated Investors' Rights Agreement, dated as of April 30, 1999, between the Registrant and the stockholders named therein.

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*      Incorporated by reference to Exhibit 4.1 to the S-1 Registration
       Statement.

**     Incorporated by reference to Exhibit 3.1(a) to the S-1 Registration
       Statement.

***    Incorporated by reference to Exhibit 3.1(b) to the S-1 Registration
       Statement.

**** Incorporated by reference to Exhibit 4.2(a) to the S-1 Registration Statement.

***** Incorporated by reference to Exhibit 4.2(b) to the S-1 Registration Statement.

****** Incorporated by reference to Exhibit 10.4 to the S-1 Registration
       Statement.


                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  May 17, 2000           CENTILLIUM COMMUNICATIONS, INC.


                              By:  /s/ John W. Luhtala
                                   ---------------------
                                   John W. Luhtala
                                   Vice President and Chief Financial Officer